PDL®

Cantor Fitzgerald Global Healthcare Conference

October 2019

PDL BioPharma, Inc.

Nasdaq: PDLI

PDL.com

Forward-Looking Statements

This presentation contains forward-looking statements including PDL's expectations with respect to its future royalty revenues, expenses, net income and cash provided by operating activities. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from those, express or implied, in these forward-looking statements. Factors that may cause differences between current expectations and actual results include, but are not limited to, the following:

- Our ability to realize the benefits of our investments in Evofem Biosciences, Inc., Noden Pharma DAC and LENSAR, Inc. and our income generating assets;
- Risks related to the commercialization of our products or those of our counterparties, including but not limited to, competition from other products (including generic products), compliance with laws and regulatory requirements, pricing, intellectual property rights, reliance on a third party for commercialization of our authorized generic product, standards of care as they apply to the use of our products, unexpected changes to tax, import or export rules;
- Our reliance on third-party manufacturers who may not perform as expected;
- The productivity of acquired income generating assets may not fulfill our revenue forecasts and, if secured by collateral, we may be under-secured and unable to recuperate our capital expenditures in the transaction;
- Failure to obtain or maintain regulatory approvals relating to our products and those underlying certain of investments and income generating assets;
- Failure to acquire additional products or other sources of revenues sufficient to continue operations;
- Competitive or market pressures on our products, licensees, borrowers and royalty counterparties;
- Changes in any of the assumptions on which PDL's projected revenues are based;
- Changes in foreign currency exchange rates;
- Positive or negative results in PDL's attempt to license or acquire products or income generating assets;
- Our ability to utilize our net operating loss carryforwards and certain other tax attributes;
- The outcome of litigation or disputes, including potential product liability; and
- The failure of licensees to comply with existing license agreements, including any failure to pay royalties due.

Other factors that may cause PDL's actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are discussed in PDL's filings with the SEC, including the "Risk Factors" sections of its annual and quarterly reports filed with the SEC. Copies of PDL's filings with the SEC may be obtained at the "Investor Relations" section of PDL's website at www.pdl.com. PDL expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in PDL's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based for any reason, except as required by law, even as new information becomes available or other events occur in the future. All forward-looking statements in this presentation are qualified in their entirety by this cautionary statement.

PDL®

PDL's Mission

Improve the lives of patients and create value for our shareholders and our people

by applying our capital and expertise

for the successful development and commercialization of innovative therapeutics by our partner companies.

PDL's Strategy

We deliver on our Mission
by entering into strategic transactions
involving innovative late clinical-stage
or early commercial-stage therapeutics
with attractive revenue growth potential.

What We Are Looking For?

- Seeking biotech and pharma assets that can benefit from accessing our capital and expertise
  - Differentiated commercial-stage products and/or companies
  - Innovative late development-stage assets
  - High-quality, collaborative teams we can build on
- Focus on strategic therapy areas
  - Targeting underserved categories and/or areas of high unmet need
  - Ability to compete commercially with focused sales teams
  - Avoid ultra competitive, overpriced therapeutic spaces
  - Plan to focus on a limited number of therapeutic spaces over time
- Geographically, our preference is to focus on the U.S. market
- Seeking structures that enable attractive returns and the opportunity to be actively engaged

Our Strengths in the Competition for Assets

- Strong, liquid balance sheet that can be quickly deployed
  - $285 million in cash at 6/30/19
  - $316 million in royalty rights assets (fair value at 6/30/19) expected to generate $520+ million in cash flows through 2026
- Expertise in sourcing and evaluating opportunities, consummating deals
  - Broad network of external advisors to complement our in-house expertise
- Deep commercialization experience in leading businesses on the path to growth and profitability
  - Provides credibility when seeking to be actively involved
- Speed and flexibility in negotiating optimal deal structures for all parties involved
  - Considering business and/or asset acquisitions, licensing deals, joint ventures, and strategic equity investments

We have a robust number of potential targets under evaluation.

PDL®

Leadership with Established Track Record

Each member of the executive team brings to PDL
20-35 years of relevant biotech, pharmaceutical and medtech experience.

Executive Management

Dominique Monnet, President & CEO

Chris Stone, General Counsel

Jill Jene, Ph.D., VP, Business Dev.

Ed Imbrogno, VP, Finance

Alan Markey, CEO, Noden Pharma

Nick Curtis, CEO, LENSAR

Capabilities & Accomplishments

- Deep cross-functional expertise in sourcing, evaluating and consummating strategic transactions
- Commercial product launches and growth in the U.S. and internationally
- Business creation and turnarounds
- Strong corporate governance
- Entrepreneurial, value-creation culture

PDL

PDL's Strategic Portfolio

Our portfolio of assets reflects the transition of our strategy from royalty and debt deals to actively managed strategic transactions.

Our strategic portfolio includes:

- **Evofem Biosciences** – Equity investment in Nasdaq-listed, clinical-stage women's health company developing products based on its Multipurpose Vaginal pH Regulator™ (MVP-R) gel technology. ~30% owned.
  - Expected to file in 4Q-2019 for U.S. FDA approval for its lead MVP-R product candidate, Amphora®, an on-demand, non-hormonal contraceptive
  - PDL CEO elected to Evofem Board of Directors
- **LENSAR** ® – Innovation leader with its LENSAR® Laser System, the only femtosecond laser built specifically for refractive cataract surgery. Serves the world's highest-volume surgical procedure with market leading technology. Strong growth potential. 95% owned
- **Noden Pharma** – Specialty pharma company based in Ireland. Commercializes Tekturna® and Authorized Generic (U.S.) and Rasilez® (ex-U.S.) for the management of hypertension. Profitable business. Wholly owned.

Our legacy portfolio of royalty deals is generating significant cash flows. It may be opportunistically monetized to fund strategic transactions.

PDL

PDL®

EVOFEM

BIOSCIENCES®

Evofem Biosciences at a Glance

EVOFEM BIOSCIENCES®

A Clinical Stage Biopharmaceutical Company

committed to developing and commercializing innovative products to address unmet needs in women's sexual and reproductive health



Multipurpose Vaginal pH Regulator™ (MVP-R) gel technology

- Non-hormonal, acid-buffering MVP-R vaginal gel with bio-adhesive properties
- Designed to maintain a natural acidic vaginal pH of 3.5 to 4.5, inhibiting motility and preventing survival of spermatozoa
- Acidic environments are inhospitable to microbes such as chlamydia and gonorrhea

Core focus: developing Amphora®, Evofem's MVP-R product, for the prevention of pregnancy and the prevention of chlamydia

- Evofem's analysis confirms Amphora met the pre-specified primary endpoint in its large Phase 3 clinical trial for prevention of pregnancy, AMPOWER, and therefore the company believes it to be an approvable asset
- 16M women say they do not want to get pregnant, but are doing nothing to prevent it from happening[1]
- 1M women = \$1B market opportunity[2]

Sources:
1. Derived from NCHS Data Brief No. 173_December 2014 and the 2018 Guttmacher Contraceptive Use in the US Report – July 2018.
2. Evofem estimate.

Rationale for Our Investment in Evofem

Fits PDL strategic focus:

- Women's health is an underserved area of strategic interest with significant unmet needs
- Evofem is led by a talented, highly experienced team
- Amphora® is a novel product with significant near-term commercial potential:
  - Large addressable market and favorable access under ACA
  - Opportunity for broader use through label expansion
- Structure of the transaction serves well the needs of Evofem and PDL
  - Opportunity for PDL to take an active role and contribute our expertise, including board seat and board observer

Evofem: Terms of Transaction

- Total investment of $80 million; $60 million invested by PDL
- 2 PDL tranches of $30 million each closed on April 11th and June 10th
  - Investment price of $4.50 per share
  - Long-time EVFM investors, Woodford Investment Management and Invesco Asset Management, invested $10 million each in 2nd tranche under the same terms as PDL
- PDL is Evofem's largest investor; >13.3 million shares of EVFM common stock or 29% of shares outstanding
- PDL holds >3.3 million EVFM warrants, exercisable for seven years beginning six months after issuance date

Evofem: Multiple Near-Term Catalysts

Re-submit NDA: Amphora® for prevention of pregnancy	4Q-2019
Top-line Phase 2b data: Amphora® for prevention of chlamydia	4Q-2019
PDUFA date: Amphora® for prevention of pregnancy	2Q-2020*
Commercial Launch: Amphora® for prevention of pregnancy**	2H-2020

* Based on anticipated six-month review

** Assumes regulatory approval

PDL

LENSAR

CATARACT LASER WITH AUGMENTED REALITY

LENSAR
CATARACT LASER WITH AUGMENTED REALITY

- Converted debt to equity in May 2017
  - Ability to utilize $116.5 million in NOLs
    - PDL utilized ~$45.3 million in LENSAR NOLs in 2017 and 2018 resulting in cash tax savings of ~$14.2 million.
  - Consider an exit when shareholder value is maximized
- A leading global developer and manufacturer of femtosecond lasers (FLS) for refractive cataract surgery
- Cataract surgery is the No. 1 surgical procedure globally by volume
  - FLS procedures to grow ~7.5% per year through 2021
- 82 employees primarily in Orlando headquarters
- Appointments of 3 Board members:
  - 2 ophthalmic KOLs: William Link, Ph.D. and Richard Lindstrom, M.D.; and senior healthcare executive, Gary Winer
- Strategic rationale:
  - Good company and capable team in need of capital and targeted execution to deliver the potential of its market leading technology and systems


LENSAR

PDL

PDL®

NODEN PHARMA

Noden: Continued Focus on Profitability

- Noden Pharma and Tekturna®/Rasilez® (aliskiren) were acquired in July 2016
- Tekturna® is the only approved direct renin inhibitor for the management of hypertension. It may be an alternative to ACEIs and ARBs, especially for intolerant patients.
- Actions to increase the profitability of Tekturna® in the U.S. and mitigate the impact of generic competition include:
  - Launched authorized generic (AG) version of Tekturna (aliskiren) through Prasco Laboratories. Branded Tekturna and the AG of Tekturna maintained a 74% U.S. market share at the end of the second quarter of 2019
  - Discontinued contract sales force in August 2018 resulting in savings of $3.5 to $4 million per quarter
  - Terminated all promotional efforts and restructured U.S. team in 2019
- Noden GAAP net income of $5.3 million in YTD June 2019



NODEN PHARMA

PDL

Royalty Portfolio

Projected Cash Flows from Royalties
from 2019 to 2026

Cumulative cash flows expected to exceed $520 million.



$ 90
$ 80
$ 70
$ 60
$ 50
$ 40
$ 30
$ 20
$ 10
$
Annual Cash Royalties ($ millions)
$ 600
$ 500
$ 400
$ 300
$ 200
$ 100
$
Cumulative Cash Royalties ($ millions)
2018A
2019E
2020E
2021E
2022E
2023E
2024E
2025E
2026E
Year
Assertio
U of M - Cerdelga
AcelRx
Viscogliosi Brothers
Kybella
Total Cumulative

Note: Based upon royalty cash flow forecasts as of June 30, 2019. Actual results may vary.

PDL

PDL®

Financials

Q2 YTD 2019 Financials ($ millions)

Key Points

- YTD 2019 revenue of $76.4 million *(excluding Q2 adjustment to royalty rights fair value)
- Product revenues make up 58% of YTD revenues *(excluding Q2 adjustment to royalty rights fair value)
- Cash flows from royalty deals:
  - $32.7 million YTD-2019
- YTD GAAP net income of $2.3 million
- YTD Non-GAAP net income of $24.5 million



Revenues*
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$-
Product revenue, net
Royalty rights
Queen royalties/Other
Total revenues
YTD 2019
YTD 2018



Net Income
$40.0
$20.0
$-
$(20.0)
$(40.0)
$(60.0)
$(80.0)
$(100.0)
$(120.0)
GAAP
Non-GAAP
YTD 2019
YTD 2018

See appendix for GAAP to Non-GAAP reconciliation

Strong Balance Sheet

PDL's strong balance sheet gives us flexibility to consider strategic opportunities that support our investment strategy.

	June 30, 2019 ($ in millions)
Major Assets:	
Cash & cash equivalents	**$285**
Royalty rights - at fair value	**$316**
Debt:	
2.75% Convertible notes* ($3.81 conversion price)	**$150**

*On Sept. 13, 2019 PDL announced an exchange of $86.1 million of the $150 million in convertible notes. The $86.1 million in new notes have a maturity of 12/2024, while the remaining $63.9 million in unexchanged notes continue to have maturity of 12/2021. PDL entered into a capped call transaction to offset potential dilution subject to a cap of $4.88.

Considering options to streamline the balance sheet, including exit strategies with underperforming legacy assets.

PDL

Share Repurchase Programs

- Completed a $100 million share repurchase program in July 2019
  - Repurchased 31.0 million shares at an average price of $3.22 per share
- Completed 3 share repurchase programs since 2017
  - Used $155 million to repurchase 53.1 million shares at an average price of $2.92 per share
- Program was executed as part of a strategic decision by PDL's leadership and Board regarding capital allocation and shareholder value creation
- Maintain substantial cash position to execute on future investment opportunities

PDL

Why Invest in PDLI?

Strongly positioned to execute new growth strategy
Strong balance sheet & cash flow generation.

Executing strategy of building a focused portfolio of actively managed healthcare assets with growth potential

Accomplished executive team with the necessary expertise

Significant purchasing power with $285 million in cash on the balance sheet

>$520 million in cash flows expected from royalty payments through 2026

Flexibility/ability to monetize current portfolio of assets to fund strategy

Committed to creating shareholder value

PDL

Appendix

GAAP to Non-GAAP Reconciliation

GAAP to Non-GAAP Net (Loss) Income Reconciliation ***(in thousands)***

	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018
GAAP net (loss) income attributed to PDL's shareholders, as reported	$ 2,261	$ (110,694)
Adjustments:		
Mark-to-market adjustment to fair value - royalty assets	60,868	14,060
Mark-to-market adjustment to equity affiliate - common stock	(37,907)	-
Non-cash interest revenues	-	(150)
Non-cash stock-based compensation expense	3,344	2,218
Non-cash debt offering costs	3,876	3,911
Non-cash depreciation and amortization expense	1,649	2,028
Mark-to-market adjustment on warrants held	(7,577)	(74)
Impairment of intangible assets	-	152,330
Non-cash amortization of the intangible assets	3,170	12,677
Mark-to-market adjustment of contingent consideration	-	(22,735)
Income tax effect related to above items	(5,170)	(22,436)
Total adjustments	22,253	141,829
Non-GAAP net income	$ 24,514	$ 31,135

GAAP to Non-GAAP Revenue Reconciliation ***(in thousands)***

	Six Months Ended June 30, 2019 GAAP	*Adjustment*	Non-GAAP
Revenues			
Product revenue, net	$ 44,523	$ -	$ 44,523
Royalty rights - change in fair value	(28,142)	59,974 (a)	31,832
Royalties from Queen et al. patents	9	-	9
Interest revenue	-	-	-
License and other	(3)	-	(3)
Total revenues	$ 16,387	$ 59,974	$ 76,361

(a) To remove the impact of the fair value adjustment to the AcelRx royalty asset.

PDL